SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2011
SUBSEQUENT EVENTS
23.	SUBSEQUENT EVENTS

i.	U4iA investment

In January 2012, the Company invested $2.0 million in the series B preferred shares of U4iA Games Incorporated ("U4iA"), a United States based company, a developer and publisher of a free-to-play, console-quality, browser-based first person shooter game, which is still under development. As the Company has no significant influence on U4iA, the investment was recorded as a long-term investment at cost.

ii.	Noumena acquisition

In February 2012, the Company announced to acquire 100% of the shares of Noumena Innovations (BVI) Ltd. ("Noumena") and certain assets from an entity related to Noumena for an aggregate consideration of $15 million in cash and 40 million ordinary shares of KongZhong (equivalent to 1 million ADSs). Noumena is engaged in mobile games platform development. The acquisition of Noumena is expected to support the development of the Company's mobile games services. The cash consideration is payable over three years, and the shares are subject to a three-year lock-up period from the closing of the transactions. The acquisition was completed in March 2010. Assets acquired and liabilities assumed are impracticable to disclose since the Company is still in the process of preparing purchase price allocation and related accounting.

iii.	NGP conversion

On March 1, 2012, NGP converted all of the outstanding convertible senior note into 22,800,000 ordinary shares of KongZhong.